                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1998
                                                         ----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-7182                       13-2740599
--------------------------------------------------------------------------------
      (State or other           (Commission                    (I.R.S.Employer
      jurisdiction of           File Number)                 Identification No.)
      incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     The exhibit attached hereto is filed in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated as of April 1, 1987 and as further amended, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). The exhibit consists of the Twelfth Supplemental Indenture, dated as of September 1, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)(a) Twelfth Supplemental Indenture, between Merrill Lynch & Co., Inc. and The Chase Manhattan Bank, dated as of September 1, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                  ------------------------------
                                         (Registrant)

                                  By:  /s/   Theresa Lang
                                       -------------------------
                                             Theresa Lang
                                               Treasurer

Date: October 21, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED OCTOBER 21, 1998





                                               COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----


(4)(a)        Twelfth Supplemental Indenture, between Merrill Lynch & Co., Inc.
              and The Chase Manhattan Bank, dated as of September 1, 1998.